UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                January 30, 2006
                Date of Report (Date of earliest event reported)


                                FIRST BANKS, INC.
             (Exact name of registrant as specified in its charter)


          MISSOURI                    0-20632                    43-1175538
(State or other jurisdiction  (Commission File Number)        (I.R.S. Employer
     of incorporation)                                       Identification No.)


                   135 NORTH MERAMEC, CLAYTON, MISSOURI 63105
               (Address of principal executive offices) (Zip code)


                                 (314) 854-4600
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

( ) Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

( ) Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

( ) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

( ) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

                                FIRST BANKS, INC.

TABLE OF CONTENTS
                                                                            Page
                                                                            ----

ITEM 5.02  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION
           OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.................. 1

SIGNATURE................................................................... 2

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

(b) At the regular meeting of the First Banks, Inc. Board of Directors (the "Board") held on January 27, 2006, Mr. Hal J. Upbin resigned his positions as a Director of the Board and as an independent member of the First Banks, Inc. Audit Committee (the "Audit Committee"). Mr. Upbin has served on the Board and the Audit Committee since 2001.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 FIRST BANKS, INC.



Date:  January 30, 2006                          By:/s/ Allen H. Blake
                                                    ----------------------------
                                                        Allen H. Blake
                                                        President and
                                                        Chief Executive Officer